EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C.SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of STUDIO ONE MEDIA, INC. (the "Company") on Form 10-Q for the period ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Preston J. Shea, President, and I, Kenneth R. Pinckard, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

STUDIO ONE MEDIA, INC.

Date: November 16, 2009	By:	/s/ Preston J. Shea
Preston J. Shea
President

STUDIO ONE MEDIA, INC.

Date: November 16, 2009	By:	/s/ Kenneth R. Pinckard
Kenneth R. Pinckard
Chief Financial Officer and Chief Accounting Officer